Exhibit 10.10
                                                                   -------------

                               Order Modification


          Submitted by:   Arlene M. Tittle at 09/12/2003
              Order ID:   K02AM058S00, Mod 04
             ActNumber:   A19531706
            Contractor:   Clifford Pope (MANAGEMENT SOLUTIONS & SYSTEMS INC.)
                          under GS-35F-5347H
             Alternate:
   Modification Status:   AWARDED
                          Prior Mod 03 Period of Performance
                  From:   10/01/2002 To: 09/30/2003
                          New Period of Performance
                  From:   10/01/2002 To: 09/30/2004
    Project Descriptor:   System Application Depoloyment, Programming, Interface
                          Dev, and Workstation Support Ser
Uses Advanced Billing?:   No
        Order Mod Body:   PLEASE FORWARD TO REZZAN ERTEN FOR SIGNATURE.
                          This mod is to exercise the first option and to add
                          incremental funds to the project.
                          File Attachments:
                          FILE ATTACHMENT #1: (CUSTOMER EMAIL 058S00.TIF)
                          -----------------------------------------------
                          FILE ATTACHMENT #2: (SPREADSHEET K02AM058S00.XLS)
                          -------------------------------------------------

              Comments:


                              Prior Order Amount         New Order Amount
         Total Order Mod $s:     $793,215.77               $1064369.62

 Accepted by Arlene M. Tittle at 9/12/2003 11:03:29 AM